EXHIBIT 10(e)(1)

                      AMENDMENT NO. 1 TO CREDIT AGREEMENTS

         AMENDMENT dated as of June 30, 1998 to the 364-Day Credit Agreement dated as of May 8, 1998 and the Five-Year Credit Agreement dated as of May 8, 1998 (individually a "Credit Agreement" and together, the "Credit Agreements") among U S WEST CAPITAL FUNDING, INC. (the "Borrower"), U S WEST, INC. (formerly named USW-C, Inc.), the BANKS listed on the signature pages thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

                                      W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreements to modify a condition to borrowing;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in a Credit Agreement has the meaning assigned to such term in such Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in a Credit Agreement shall, after this Amendment becomes effective, refer to such Credit Agreement as amended hereby.

         SECTION 2. Amendment of Section 5.06(a). Section 5.06(a) of each of the Credit Agreements is amended and restated in its entirety to read as follows:

                  (a) Prior to the Separation, total Debt of all Consolidated Subsidiaries (excluding Debt of (i) the Borrower and (ii) a
         Consolidated Subsidiary to the Company or to a Wholly-Owned Consolidated Subsidiary) ("Subsidiary Debt") will at no time exceed 250% of Consolidated Net Worth.

         SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of each Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.





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         SECTION 4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Borrower and the Required Banks (as defined in each Credit Agreement) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            U S WEST CAPITAL FUNDING, INC.


                                            By /s/ Thomas. O McGimpsey
                                                  Title: Assistant Secretary



                                            U S WEST, INC.
                                            (FORMERLY NAMED USW-C, INC.)


                                            By /s/ Thomas O. McGimpsey
                                                  Title: Assistant Secretary










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                              MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK


                             By /s/ John M. Mikolay
                              Title: Vice President



                            BANK OF AMERICA NATIONAL
                          TRUST AND SAVINGS ASSOCIATION


                             By /s/ Doug Meckelnburg
                              Title: Vice President



                            THE CHASE MANHATTAN BANK


                               By /s/ Ann B. Kerns
                              Title: Vice President



                                MELLON BANK, N.A.


                              By /s/ David McGowan
                              Title: Vice President













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                               ABN AMRO BANK N.V.


                             By /s/ Thomas M. Toerpe
                              Title: Vice President


                              By /s/ Roxana Sopala
                              Title: Vice President


                              THE BANK OF NEW YORK


                            By /s/ James W. Whitaker
                              Title: Vice President


                            BANK ONE, COLORADO, N.A.


                             By /s/ David L. Ericson
                              Title: Vice President


                                 CITIBANK, N.A.


                              By /s/ P. M. Chonkar
                             Title: Attorney-In-Fact


                          KEYBANK NATIONAL ASSOCIATION


                                By /s/ Mary Young
                        Title: Commercial Banking Officer






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                                NATIONSBANK, N.A.


                           By /s/ Anthony M. Cacheria
                          Title: Senior Vice President



                           COMMERZBANK AG LOS ANGELES
                                     BRANCH


                           By /s/ Christian Jagenberg
                    Title: Senior Vice President and Manager


                              By /s/ John Korthuis
                              Title: Vice President



                               FLEET NATIONAL BANK


                               By /s/ Sue Anderson
                              Title: Vice President



                            CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                              By /s/ Gerald Girardi
                            Title: Executive Director
                             CIBC Oppenheimer Corp.,
                                    As Agent










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                              BANKERS TRUST COMPANY


                             By /s/ Gina S. Thompson
                              Title: Vice President



                           THE FIRST NATIONAL BANK OF
                                     CHICAGO


                          By /s/ Michael J. Harrington
                        Title: Corporate Banking Officer



                                  KBC BANK N.V.


                             By /s/ Robert Snauffer
                           Title: First Vice President


                               By /s/ Marcel Claes
                          Title: Deputy General Manager



                         THE ROYAL BANK OF SCOTLAND PLC


                                By /s/ R.A. Green
                       Title: Senior Relationship Manager









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                             WELLS FARGO BANK, N.A.


                           By /s/ Catherine M. Wallace
                              Title: Vice President

                            By /s/ Donald A. Hartmann
                          Title: Senior Vice President



                                 BANK OF HAWAII


                            By /s/ Eric N. Pelletier
                              Title: Vice President



                                BARCLAYS BANK PLC


                                 By /s/ Les Bek
                                 Title: Director



                              BAYERISCHE LANDESBANK
                           GIROZENTRALE CAYMAN ISLANDS
                                     BRANCH


                            By /s/ Alexander Kohnert
                              Title: Vice President


                              By /s/ James H. Boyle
                          Title: Second Vice President








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                               BAYERISCHE HYPO-UND
                                 VEREINSBANK AG


                               By /s/ P.M. Tresnan
                              Title: Vice President

                               By /s/ Steve Atwell
                              Title: Vice President


                          LEHMAN COMMERCIAL PAPER INC.


                             By /s/ Michele Swanson
                           Title: Authorized Signatory


                              MERRILL LYNCH CAPITAL
                                   CORPORATION


                              By /s/ Robert Stevens
                              Title: Vice President


                             NORWEST BANK COLORADO,
                              NATIONAL ASSOCIATION


                              By /s/ Carol A. Ward
                              Title: Vice President


                             THE TOKAI BANK, LIMITED


                              By /s/ Masahiko Saito
                        Title: Senior Vice President and
                            Assistant General Manager









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                         U.S. BANK NATIONAL ASSOCIATION


                              By /s/ Scott E. Page
                              Title: Vice President


                            BANQUE NATIONALE DE PARIS


                            By /s/ Mitchell M. Ozawa
                              Title: Vice President



                             By /s/ Marc T. Schaefer
                         Title: Assistant Vice President



                              ROYAL BANK OF CANADA


                               By /s/ John P. Page
                              Title: Senior Manager


                         ISTITUTO BANCARIO SAN PAOLO DI
                                  TORINO S.P.A.


                               By
                               Name:
                               Title:


                               By
                               Name:
                               Title:







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                              THE PROVIDENT BANK.


                              By /s/ Tom B. Scherpenberg
                                  Title: Vice President